UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 26, 2006

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 26, 2006, Amgen Inc. (the “Company”) issued a press release announcing its unaudited results of operations for the three and twelve months ended December 31, 2005 and unaudited financial condition for the period then ended. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-GAAP financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to the three and twelve months ended December 31, 2005 and December 31, 2004. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. Further, in its web cast of its earnings presentation on January 26, 2006 (the “Earnings Web Cast”), the Company also included certain historical non-GAAP financial measures with respect to the twelve months ended December 31, 2005, 2004, 2003, 2002, 2001 and 2000. Reconciliations for such historical non-GAAP financial measures are set forth as Exhibit 99.2 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Three and twelve months ended December 31, 2005

For the three and twelve months ended December 31, 2005, the Company’s adjustments to GAAP financial measures relate to amounts associated with the Company’s acquisitions of Tularik Inc. (“Tularik”) in August 2004 (the “Tularik Acquisition”) and Immunex Corporation (“Immunex”) in July 2002 (the “Immunex Acquisition”), the impact to the Company of its share of a third party reimbursement received by Kirin-Amgen, Inc. (“KA”) related to the amounts associated with the Company’s share of the loss incurred by KA relating to the settlement of a patent litigation between the Company and Genentech, Inc. (“Genentech”) in August 2003 (the “Genentech Settlement”) and the tax liability incurred as a result of repatriating certain foreign earnings under the American Jobs Act of 2004 (the “Tax Liability”).

For the twelve months ended December 31, 2005, the Company’s adjustments to GAAP financial measures also relate to amounts associated with the write-off of the cost of a semi-completed manufacturing asset that will not be used due to a change in manufacturing strategy (the “Manufacturing Charge”), legal settlements incurred, net of amounts previously accrued, primarily related to settling a patent legal proceeding (the “Settlement Amounts”), the net gain realized upon the termination of the Company’s manufacturing agreement with Genentech for the production of Enbrel® at Genentech’s manufacturing facility in South San Francisco (the “Genentech Termination”) and the pro rata portion of the debt issuance costs that were immediately charged to interest expense (the “Convertible Notes Expense”) as a result of certain holders of the Company’s 30-year zero coupon senior convertible notes (the “Convertible Notes”) exercising their March 1, 2005 put option and the related Convertible Notes being repaid in cash.

For the three months ended December 31, 2005, the Company reported non-GAAP financial results for research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses. R&D expense was adjusted to exclude incremental compensation provided to certain Tularik employees for a limited period, principally related to non-cash compensation expense associated with stock options assumed in the Tularik Acquisition and amounts payable primarily under the Tularik short-term retention plan for the applicable period (the “Tularik Compensation Expense”). The Company believes that excluding the Tularik Compensation Expense provides a supplemental measure that will facilitate comparisons between periods before, during and after such expense is incurred. SG&A expense was adjusted to exclude the impact to the Company of its share of a third party reimbursement received by KA related to the Genentech Settlement. The Company believes that excluding the amount related to the Genentech Settlement provides a supplemental measure that will facilitate comparisons to periods in which such item did not occur.

For the three months ended December 31, 2005, the Company reported non-GAAP adjusted net income and adjusted earnings per share (and disclosed in its Earnings Web Cast non-GAAP adjusted operating expenses, adjusted operating income, and adjusted tax provision) excluding the foregoing expense amounts for this period for the reasons discussed above as well as excluding, where applicable, the ongoing, non-cash amortization of acquired intangible assets associated with the Immunex Acquisition (primarily Enbrel®) (the “Intangible Assets Amortization”) and the Tax Liability. The Company believes that excluding the Intangible Assets Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the amount related to the Tax Liability provides a supplemental measure that will facilitate comparisons to periods in which such item did not occur.

For the twelve months ended December 31, 2005, the Company reported non-GAAP financial results for cost of sales expense to exclude the Manufacturing Charge. The Company believes that excluding the Manufacturing Charge provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur. The Company also reported non-GAAP financial results for R&D and SG&A expense that exclude both of the items identified above as being excluded in the three months ended December 31, 2005 for the reasons discussed above. Also for this period, the Company reported non-GAAP financial results for interest and other income, net adjusted to exclude the net gain realized upon the Genentech Termination and the Convertible Notes Expense. The Company believes that excluding the net gain realized upon the Genentech Termination and the Convertible Notes Expense provides supplemental measures that will facilitate comparisons to periods in which such items did not occur.

For the twelve months ended December 31, 2005, the Company reported non-GAAP adjusted net income and adjusted earnings per share (and disclosed in its Earnings Web Cast non-GAAP adjusted operating expenses, adjusted operating income, and adjusted tax provision) that exclude, where applicable, all of the items identified above as being excluded in the three months ended December 31, 2005 for the reasons discussed above. For the twelve months ended December 31, 2005, the non-GAAP financial results the Company reported for adjusted net income and adjusted earnings per share (and disclosed in its Earnings Web Cast non-GAAP adjusted operating expenses, adjusted operating income and adjusted tax provision) also excluded, where applicable, the Manufacturing Charge, the Settlement Amounts, the net gain realized upon the Genentech Termination and the Convertible Notes Expense. The Company believes that excluding the Manufacturing Charge, the Settlement Amounts, the net gain realized upon the Genentech Termination and the Convertible Notes Expense provide supplemental measures that facilitate comparisons to periods in which such items did not occur.

Three and twelve months ended December 31, 2004

For the three and twelve months ended December 31, 2004, the Company’s adjustments to GAAP financial measures relate to amounts associated with the Tularik Acquisition and the Immunex Acquisition.

For the twelve months ended December 31, 2004, the Company’s adjustments to GAAP financial measures also relate to amounts associated with the Genentech Settlement.

For the three months ended December 31, 2004, the Company reported non-GAAP financial results for R&D and SG&A expense. R&D and SG&A expense were each adjusted to exclude incremental compensation provided to certain Tularik employees for a limited period, principally related to the Tularik Compensation Expense. The Company believes that excluding such incremental compensation provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred.

For the twelve months ended December 31, 2004, the Company reported non-GAAP financial results for the following operating expenses: cost of sales, R&D and SG&A which were each adjusted to exclude incremental compensation payable to certain Immunex employees for a limited period, principally under the Immunex short-term retention plan (“Immunex Short-Term Retention Plan Compensation”) for the applicable period. The Company believes that excluding such incremental compensation provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. R&D and SG&A expense for the twelve months ended December 31, 2004 were also adjusted to exclude the expenses related to the Tularik Acquisition identified above and for the reasons discussed above. SG&A expense was further adjusted for this period to exclude the impact to the Company of its share of a third party reimbursement received by KA related to the Genentech Settlement. The Company believes that excluding the amount related to the Genentech Settlement provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur.

For the three months ended December 31, 2004, the Company reported non-GAAP adjusted net income and adjusted earnings per share, excluding the foregoing operating expense amounts for this period for the reasons discussed above, as well as excluding the Intangible Assets Amortization. The Company believes that excluding the Intangible Assets Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the twelve months ended December 31, 2004, the Company reported non-GAAP adjusted net income and adjusted earnings per share also excluding the foregoing operating expense amounts and excluding the Intangible Assets Amortization for the reasons discussed above and the non-cash expense associated with writing off the acquired in-process research and development related to the Tularik Acquisition (the “Tularik IPR&D Write-off”). The Company believes that excluding the Tularik IPR&D Write-off provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur.

Twelve months ended December 31, 2003

For the twelve months ended December 31, 2003, the Company disclosed in its Earnings Web Cast non-GAAP adjusted earnings per share that exclude the Immunex Short-Term Retention Plan Compensation, the Intangible Assets Amortization, the Genentech Settlement, the recovery of certain cost and expenses associated with the Company’s arbitration with Johnson & Johnson for breach of the license agreement with the Company (the “Cost Recovery”) and a cash contribution to the Amgen Foundation (the “2003 Foundation Contribution”). The Company believes that excluding the Immunex Short-Term Retention Plan Compensation provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the Intangible Assets Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the Genentech Settlement, the Cost Recovery and the 2003 Foundation Contribution provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur.

Twelve months ended December 31, 2002

For the twelve months ended December 31, 2002, the Company disclosed in its Earnings Web Cast non-GAAP adjusted earnings per share that excludes amounts associated with the Immunex Acquisition (the Immunex Short-Term Retention Plan Compensation, the non-cash expense related to valuing the inventory acquired from Immunex at fair value and the external, incremental consulting and systems integration costs directly associated with integration of Immunex in connection with the Immunex Acquisition, collectively, the “Immunex Expenses”), the non-cash expense associated with writing off the acquired in-process research and development related to the Immunex Acquisition (the “Immunex IPR&D Write-Off”), the benefit related to the recovery of certain amounts previously provided for in connection with terminating collaboration agreements with various third parties (the “Termination Benefit”), the benefit associated with a legal award related to an arbitration proceeding with Johnson & Johnson (the “Legal Award”) and a cash contribution to the Amgen Foundation (the “2002 Foundation Contribution”). The Company believes that excluding the Immunex Expenses, the Immunex IPR&D Write-Off, the Termination Benefit, the Legal Award and the 2002 Foundation Contribution provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur. Further, these amounts also exclude the Intangible Asset Amortization. The Company believes that excluding the Intangible Asset Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. As a result, the adjusted earnings per share reflects the avoidance of interest expense incurred, net of tax, and the issuance of common stock from the assumed conversion of the Company’s 30-year zero coupon senior convertible notes using the “if-converted” method of calculating earnings per share and the impact of dilutive stock options under the treasury stock method of calculating earnings per share. The impact of the assumed conversion of the convertible notes and the impact of stock options were not included in the GAAP loss per share as these impacts were anti-dilutive. The Company believes that reflecting the impact of these items is appropriate given their dilutive impact to adjusted earnings per share.

Twelve months ended December 31, 2001

For the twelve months ended December 31, 2001, the Company also disclosed in its Earnings Web Cast non-GAAP adjusted earnings per share that exclude amounts primarily related to the costs of terminating collaboration agreements with various third parties (principally Praecis Pharmaceuticals, Guilford Pharmaceuticals and certain academic institutions) and the write-off of certain inventory. The Company believes that excluding the expenses related to the termination of such collaboration agreements and the write-off of inventory provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur.

Twelve months ended December 31, 2000

For the twelve months ended December 31, 2000, the Company also disclosed in its Earnings Web Cast non-GAAP adjusted earnings per share that exclude amounts primarily related to the non-cash expense associated with writing off the acquired in-process research and development related to the Company’s acquisition of Kinetix Pharmaceuticals, Inc. in 2000 (the “Kinetix IPR&D Write-Off”), the award of costs and expenses, including reasonable attorneys’ fees, related to an arbitration proceeding with Johnson & Johnson (the “Fee Award”) and a cash contribution to the Amgen Foundation (the “2000 Foundation Contribution”) The Company believes that excluding the Kinetix IPR&D Write-Off, the Fee Award and the 2000 Foundation Contribution provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated January 26, 2006

99.2	Reconciliations provided in connection with January 26, 2006 Earnings Web Cast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: February 1, 2006	By:	/s/ Richard Nanula

	Name:	Richard Nanula
	Title:	Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated January 26, 2006

99.2	Reconciliations provided in connection with January 26, 2006 Earnings Web Cast